Goodwill and indefinite-life intangible assets	12 Months Ended
Dec. 31, 2024
Disclosure of Goodwill And Intangible Assets [Abstract]
Goodwill and indefinite-life intangible assets

22. Goodwill and indefinite-life intangible assets

Goodwill and indefinite-life intangible assets are attributed to CGUs or groups of CGUs to which they relate. Annual impairment testing was performed as at December 31, 2024 for goodwill and indefinite-life intangible assets by comparing the carrying value of net assets within the CGU to the recoverable amount of that CGU. Management tested the individual CGUs, being the Carta and the remaining Mogo related entities CGU.

The recoverable amount of the CGUs to which goodwill and indefinite life intangibles are allocated were determined based on a value in use assessment using Level 3 inputs in a discounted cash flow analysis.

Management applied a range of assumptions in assessing the value in use of the Carta and Mogo CGUs. The significant assumptions applied in the determination of the recoverable amount are described below:

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Cash flows: Estimated cash flows were projected based on actual operating results from internal sources, estimated loan origination and volume growth, as well as industry and market trends. Estimated cash flows are primarily driven by forecasted revenues and operating costs. The forecast period was for 5 years with a terminal value calculation thereafter.

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Terminal value growth rate: The terminal growth rate is based on historical and projected economic indicators, including the gross domestic product growth rate and takes into consideration factors including the nature of industry and level of market maturity. A rate of 7% was applied in the assumption.

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Pre-tax discount rate: The pre-tax discount rate is reflective of the CGUs Weighted Average Cost of Capital (“WACC”). The WACC was estimated based on the risk-free rate, equity risk premium, beta adjustment to the equity risk premium based on a direct comparison approach, an unsystematic risk premium, and an after-tax cost of debt based on the interest rate of the Company’s debts.
The range of pre-tax discount rates applied were 15-18% for the Mogo CGU and Carta CGU respectively.

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Tax rate: The tax rates used in determining the future cash flows were those substantively enacted at the respective valuation date.

As a result of the impairment test as at December 31, 2024, management concluded that the recoverable amount of each respective CGU was higher than the carrying value of its net assets in each of the range of assumptions noted above. Therefore, no impairment was recognized on goodwill and indefinite life intangible assets for the year ended December 31, 2024.

As at December 31, 2024, the carrying value of goodwill and indefinite life intangible assets attributable to the Carta CGU is $24,315 and $1,000, respectively (December 31, 2023 – $24,315 and $1,000, respectively). The carrying value of goodwill attributable to the remaining Mogo related entities CGU is $14,040 (December 31, 2023 – $14,040). The amounts by which the value in use of the CGUs exceeded their carrying value were $14,376 and $36,096 for the Carta and Mogo CGUs, respectively. A 3.6% increase in the pretax discount rates would be required in order for the CGUs’ recoverable amount to be equal to their carrying value.